SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 18, 2004
                                                 -----------------


                              PEOPLES BANCORP INC.
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             (Exact name of Registrant as specified in its charter)


                                     0-16772
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                             Commission File Number


                                      Ohio
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                 (State or other jurisdiction of incorporation)



                                   31-0987416
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                     (I.R.S. Employer Identification Number)



                    138 Putnam Street
                     P.O. Box 738,
                    Marietta, Ohio                         45750
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       (Address of principal executive office)           (Zip Code)


Registrant's telephone number, including area code: (740) 373-3155
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                                 Not applicable
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          (Former name or former address, if changed since last report)


                           Index to Exhibits on Page 3

Item 9. Regulation FD Disclosure
         On February 18, 2004, Peoples Bancorp Inc. (Nasdaq: PEBO) announced the elections of T. Pat Sauber and Thomas J. Wolf as directors of the company. The release is included herewith as Exhibit 99.



                  [Remainder of page intentionally left blank;
                         signature on following page].

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  February 18, 2004               PEOPLES BANCORP INC.
                                       --------------------
                                       Registrant


                              By: /s/  ROBERT E. EVANS
                                       -------------------------------------
                                       Robert E. Evans
                                       President and Chief Executive Officer



                                INDEX TO EXHIBITS


  EXHIBIT NUMBER                      DESCRIPTION
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       99                 News Release issued February 18, 2004